                                                                    EXHIBIT 10.9

                            ASSET PURCHASE AGREEMENT
                            ------------------------


          This ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of December 30, 1998 (the "Effective Date"), by and among NMMC, Inc., a New Mexico corporation ("Seller"), and Raeaca Corp., a New Mexico corporation ("Buyer").

     A.   Seller is engaged in the business of mortgage banking (the
"Business").

     B. Seller and Buyer desire to provide for the sale and transfer to Buyer of certain of the assets used in connection with the operation of the Business.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF ASSETS


          1.1  Assets. Subject to and in reliance upon the representations,
               ------
warranties and agreements herein set forth, and subject to the terms and conditions herein contained, Seller agrees to sell, assign, transfer and deliver to Buyer on the Closing Date (as hereinafter defined), and Buyer agrees on the Closing Date to purchase, (i) all of Seller's right, title and interest in those certain assets set forth on Schedule 1.1 attached hereto; and (ii) any and all
                            ------------
claims, choses in action, and rights against third parties if and to the extent that they relate to the Assets (collectively, the "Assets").

          1.2  Liabilities.
               -----------

               (a) The Assets shall be sold and conveyed to Buyer free and clear of all debts, mortgages, liens, deeds of trust, security interests, pledges, restrictions, prior assignments, charges, claims, defects in title and encumbrances of any kind or type whatsoever (collectively, the "Security Interests") except: (i) for liens for taxes not yet due and payable; and (ii) for those obligations of Seller, if any, which Buyer expressly assumes at the Closing as set forth on Schedule 1.2 attached hereto. The Security Interests
                        ------------
referred to in the foregoing clauses (i) and (ii) are collectively referred to herein as "Permitted Encumbrances."

               (b) Except as otherwise specifically provided herein, Buyer shall not assume or be liable for any other liability or obligation of Seller relating to or arising out of the Assets. Seller shall retain and shall hereafter pay, satisfy, and fulfill all such obligations and liabilities relating to or arising out of the Assets not expressly assumed by Buyer hereunder as they become due, without any charge or cost to Buyer, and Seller, hereby agrees to indemnify and hold Buyer and its successors and assigns harmless from and against any and all such liabilities in accordance with the terms of Article IX below.

               1.3  Purchase Price and Method of Payment. The purchase price to
                    ------------------------------------
be paid for the Assets shall be Five Hundred Thousand Dollars ($500,000) (the "Purchase Price"). The Purchase Price shall be satisfied in full through the assignment by Buyer to Seller of that certain Series 1995-B Bond number H195-B, in the face amount of One Million Eighty-Three Thousand Five Hundred Sixty-Nine and 48/100 Dollars ($1,083,569.48) (the "Bond"), by execution and delivery to the Seller of the Irrevocable Bond Power in the form attached hereto as Exhibit
                                                                        -------
A. Notwithstanding the foregoing, Buyer shall expressly retain all right, title
-
and interest in and to all interest generated by the Bond (the "Interest") for a period of sixty (60) months following the Closing Date hereof (the "Interest Period"). Thereafter Seller shall be entitled to all Interest. Seller shall in good faith assist Buyer in obtaining the Interest due to Buyer during the Interest Period. The allocation of the Purchase Price among the Assets shall be as specified at Schedule 1.3 hereto. Buyer and Seller each further agree to
                ------------
reflect such allocation in any tax returns they file.

               1.4  Closing. The date, place and the time of Closing (herein
                    -------
referred to as the "Closing Date") shall be December 30, 1998 at 10:00 A.M. at the offices of Gray Cary Ware & Freidenrich, 4365 Executive Drive, Suite 1600, San Diego, California 92121.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER


          Except as set forth on the Schedule of Exceptions attached as Exhibit
                                                                        -------
B hereto, as of the Closing Date Seller represents and warrants to Buyer as
-
follows:

               2.1  Status and Authority. Seller is a corporation duly
                    --------------------
organized, validly existing and in good standing under the laws of the State of New Mexico . Seller is duly qualified to do business in California and each other state in which it does business and is in good standing in each such jurisdiction. Seller has the requisite authority to enter into and complete the transactions contemplated by this Agreement.

               2.2  Necessary Action. All actions and proceedings necessary to
                    ----------------
be taken by or on the part of Seller in connection with the transactions contemplated by this Agreement have been duly and validly taken, and this Agreement has been duly and validly authorized, executed, and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with and subject to its terms.

               2.3  No Defaults. Neither the execution, delivery and performance
                    -----------
by Seller of this Agreement nor the consummation by Seller of the transactions contemplated hereby is an event that, of itself or with the giving of notice or the passage of time or both, will: (a) conflict with the provisions of the articles of incorporation, as amended, bylaws, as amended, or other organizational documents of Seller; (b) constitute a violation of, conflict with or result in any breach of or any default under, result in any termination or modification of, or cause any acceleration of any obligation under, any contract, mortgage, agreement, lease or other instrument to which Seller is a party, or by which any of the Assets may be affected, or result in the creation of any Security Interest upon any of the Assets; (c) violate any judgment, decree, order, law, rule or regulation applicable to Seller, the Business or any of the Assets; or
(d) result in the creation or imposition of any lien, charge or encumbrance against the Assets.

               2.4  Breach. Seller is not in violation or breach of any of the
                    ------
terms, conditions or provisions of any mortgage or deed of trust or other contract, lease, instrument, court order, judgment, arbitration award, or decree relating to or affecting the Assets and Seller has not received any notices of such violations or breaches.

               2.5  Liabilities. There are no liabilities or obligations of
                    -----------
Seller relating to the Assets, whether known or unknown, due or not yet due, liquidated or unliquidated, fixed, contingent or otherwise, including penalty, acceleration or forfeiture clauses in any contract.

               2.6  Taxes and Fees. Seller has filed all applicable federal,
                    --------------
state, local and foreign tax returns required to be filed to date, in accordance with provisions of law pertaining thereto, and has paid all taxes, interest, penalties and assessments (including without limitation income, withholding, excise, unemployment, Social Security, occupation, transfer, franchise, property, sales and use taxes, import duties or charges, regulatory fees and all penalties and interest in respect thereof) required to have been paid to date with respect to or involving the Business or the Assets. Seller has not been advised that any of its tax returns, have been or are being audited as of the date hereof.

               2.7  Compliance. All reports and filings required to be filed by
                    ----------
Seller with respect to the Assets have been timely filed. All such reports and filings are accurate and complete, and from the date hereof will be filed on a timely basis. Seller is not aware of any facts and Seller has not received any communication from any governmental authority indicating that Seller is not in compliance with all requirements of applicable statutes, regulations and ordinances.

               2.8  Approvals and Consents. The only approvals or consents of
                    ----------------------
persons or entities not a party to this Agreement that are legally or contractually required to be obtained by Seller in connection with the consummation of the transactions contemplated by this Agreement are those which are listed and described on Schedule 2.8. Except as set forth in the preceding
                            ------------
sentence, no permit, license, or authorization of, or filing with, any governmental regulatory authority or agency is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

               2.9  Condition of Assets. Except as listed and described on
                    -------------------
Schedule 2.9: (i) Seller has good, valid and marketable title to all of the
------------
Assets, in each case, free and clear of all Security Interests of every kind or character (other than Permitted Encumbrances); (ii) all accounts receivable are bona fide, current and collectable, and arose in the ordinary course of business and (iii) all of the Assets are in good operating condition and repair, ordinary wear and tear excepted, are free from defects and damage, have been maintained in accordance with industry standards, do not require any repairs other than normal routine maintenance, are functioning in the manner and for the purposes for which they were intended. Seller shall convey to Buyer at the Closing good and marketable title to the Assets, subject only to Permitted Encumbrances.

               2.10  Compliance with Law and Regulations. The Assets and Seller
                     -----------------------------------
(with respect to the Assets) are in compliance in all material respects with all requirements of law, and all requirements of all governmental bodies or agencies having jurisdiction over any of them, the operation of the Business and the use of its properties and assets (including the Assets). Without limiting the foregoing, Seller has paid all monies and obtained all licenses, permits and authorizations necessary or required for the operation of the Business and the use of the Assets. Seller has properly filed all reports and other documents required to be filed with any government or subdivision or agency thereof. Seller has not received any notice, not heretofore complied with, from any federal, state or municipal authority or any insurance or inspection body that any of its properties, facilities, equipment or business procedures or practices fails to comply with any applicable law, ordinance, regulation or requirement of any public authority or body.

               2.11  Litigation. There are no suits, judgments, arbitrations,
                     ----------
administrative charges or other legal proceedings, claims or governmental investigations pending against, or to any Seller's knowledge, threatened against, the Business or Seller relating to or affecting the Assets nor, is there any basis for any such suit, arbitration, administrative charge or other legal proceeding, claim or governmental investigation. Seller has not been operating under or subject to, or in default with respect to, any order, writ, injunction or decree of any court or governmental department, commission, board, agency or instrumentality.

               2.12  Brokers. There is no broker or finder or other person, who
                     -------
would have any valid claim against any of the parties to this Agreement for a commission or brokerage fee or payment in connection with this Agreement or the transactions contemplated hereby as a result of any agreement of, or action taken by, Seller.

               2.13  Accuracy of Information. No statement made by any Seller
                     -----------------------
and no information provided by Seller to Buyer contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein or herein not misleading. Seller is not aware of any impending or contemplated occurrence or event that would cause any of the representations and warranties contained herein not to be true and complete on the date of such event as if made on that date.

               2.14  Insolvency Proceeding. No insolvency proceeding of any
                     ---------------------
character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, affecting Seller or any of its assets or properties is pending or, to Seller's knowledge, threatened, and Seller has not made any assignment for the benefit of creditors, nor taken any actions with a view to, or which would constitute the basis for, the institution of any such insolvency proceedings.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF BUYER


     As of the Closing Date, Buyer represents and warrants to Seller as follows:

               3.1  Status. Buyer is a corporation which is duly organized, and
                    ------
validly existing under the laws of the State of New Mexico and is qualified to do business in the State of New Mexico. Buyer has the requisite power to enter into and complete the transactions contemplated by this Agreement.

               3.2  No Defaults. Neither the execution, delivery and performance
                    -----------
by Buyer of this Agreement nor the consummation by Buyer of the transactions contemplated hereby is an event that, of itself or with the giving of notice or the passage of time or both, will: (a) conflict with the provisions of the articles of incorporation or bylaws of Buyer; (b) constitute a violation of, conflict with or result in any breach of or any default under, result in any termination or modification of, or cause any acceleration of any obligation under, any material contract, mortgage, indenture, agreement, lease or other instrument to which Buyer is a party or by which it is bound, or by which it may be affected; (c) violate any judgment, decree, order, statute, rule or regulation applicable to Buyer; or (d) result in the creation or imposition of any lien, charge or encumbrance against the business or the assets of Buyer.

               3.3  Corporate Action. All corporate or other actions and
                    ----------------
proceedings necessary to be taken by or on the part of Buyer in connection with the transactions contemplated by this Agreement have been duly and validly taken, and this Agreement has been duly and validly authorized, executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with and subject to its terms.

               3.4  Brokers. There is no broker or finder or other person who
                    -------
would have any valid claim against any of the parties to this Agreement for a commission or brokerage fee or payment in connection with this Agreement or the transactions contemplated hereby as a result of any agreement of or action taken by Buyer.

               3.5  Litigation. There are no suits, arbitrations, administrative
                    ----------
charges or other legal proceedings, claims or governmental investigations of any nature pending or, to Buyer's knowledge, threatened against or affecting it that would affect Buyer's ability to carry out the transactions contemplated by this Agreement.

               3.6  Approvals and Consents. The only approvals or consents of
                    ----------------------
persons or entities not a party to this Agreement that are legally or contractually required to be obtained by Buyer in connection with the consummation of the transactions contemplated by this Agreement have been obtained.

                                   ARTICLE IV

                             ITEMS TO BE DELIVERED


               4.1  Deliveries by Seller. At the Closing, Seller shall deliver
                    --------------------
to Buyer duly executed by Seller or such other signatory as may be required by the nature of the document:

                    (a) Bills of sale, certificates of title, endorsements, assignments and other good and sufficient instruments of sale, conveyance and transfer and assignment, in form and substance satisfactory to Buyer sufficient to sell, convey, transfer and assign to Buyer all right, title and interest of Seller to the Assets and to quiet Buyer's title thereto (except as to the Permitted Encumbrances);

                    (b)  The required consents under Section 2.9; and

                    (c) Certified copies of resolutions, duly adopted by the Sole Director of Seller which shall be in full force and effect, authorizing the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

               4.2  Deliveries by Buyer. At the Closing, Buyer shall deliver to
                    -------------------
Seller:

                    (a) The Purchase Price, which shall be paid in the manner specified in Section 1.3; and

                    (b) Certified copies of resolutions, duly adopted by the Board of Directors and Sole Shareholder of Buyer, which shall be in full force and effect, authorizing the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.


                                   ARTICLE V

                           SURVIVAL; INDEMNIFICATION


               5.1  Survival. All representations, warranties, covenants and
                    --------
agreements contained in this Agreement, or in any Exhibit, Schedule, certificate, agreement, document or statement delivered pursuant hereto, shall survive (and not be affected in any respect by) the execution of this Agreement, any investigation conducted by any party hereto and any other information which any party may receive for a period of one year following the Closing Date hereof.

               5.2  Basic Provision.
                    ---------------

                    (a) Seller (sometimes hereinafter an "Indemnifying Party") hereby agrees to indemnify and hold harmless Buyer, its directors, officers and employees and all persons which directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with Buyer, and their respective successors and assigns (collectively, the "Buyer Indemnitees") from, against and in respect of, and to reimburse the Buyer Indemnitees for, the amount of any and all Deficiencies (as defined in Section 5.3(a)).

                    (b) Buyer (sometimes hereinafter an "Indemnifying Party") hereby agrees to indemnify and hold harmless Seller and its directors, officers, employees and all persons which directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with Seller, and their respective successors and assigns (collectively, the "Seller Indemnitees") from, against and in respect of, and to reimburse the Seller Indemnitees for, the amount of any and all Deficiencies (as defined in Section 5.3(b)).

               5.3  Definition of "Deficiencies".
                    ---------------------------

                    (a) As used in this Article 5, the term "Deficiencies" when asserted by Buyer Indemnitees or arising out of a third party claim against Buyer Indemnitees shall mean any and all losses, damages, liabilities and claims sustained by the Buyer Indemnitees and arising out of, based upon or resulting from:

                         (i)    Any misrepresentation, breach of warranty, or
any non-fulfillment of any representation, warranty, covenant, obligation or agreement on the part of Seller contained in or made pursuant to this Agreement;

                         (ii)   Any error contained in any statement, report,
certificate or other document or instrument delivered to the Buyer Indemnitees by Seller pursuant to this Agreement or contained in any Exhibit or Schedule hereto;

                         (iii)  Any failure by Seller to pay or discharge any
liability relating to the Assets that is not expressly assumed by Buyer pursuant to the provisions of this Agreement;

                         (iv)   Any and all acts, suits, proceedings, demands,
assessments and judgments, and all fees, costs and expenses of any kind, related or incident to any of the foregoing (including, without limitation, any and all Legal Expenses (as defined below)).

                    (b) As used in this Article 5, the term "Deficiencies" when asserted by Seller Indemnitees or arising out of a third party claim against Seller Indemnitees shall mean any and all losses, damages, liabilities and claims sustained by the Seller Indemnitees and arising out of, based upon or resulting from:

                         (i)    Any misrepresentation, breach of warranty, or
any non-fulfillment of any representation, warranty, covenant, obligation or agreement on the part of Buyer contained in or made pursuant to this Agreement;

                         (ii)   Any failure by Buyer to pay or discharge any
liability relating to the Assets that is expressly assumed by Buyer pursuant to the provisions of this Agreement;

                         (iii)  Any and all acts, suits, proceedings, demands,
assessments and judgments, and all fees, costs and expenses of any kind, related or incident to any of the foregoing (including, without limitation, any and all Legal Expenses (as defined below)).

               5.4  Procedures for Establishment of Deficiencies.
                    --------------------------------------------

                    (a) In the event that any claim shall be asserted by any third party against the Buyer Indemnitees or Seller Indemnitees (Buyer Indemnitees or Seller Indemnitees, as the case may be, hereinafter, the "Indemnities"), which, if sustained, would result in a Deficiency, then the Indemnities, within a reasonable time after learning of such claim, shall notify the Indemnifying Party of such claim, and shall extend to the Indemnifying Party a reasonable opportunity to defend against such claim, at the Indemnifying Party's sole expense and through legal counsel acceptable to the Indemnities, provided that the Indemnifying Party proceeds in good faith, expeditiously and diligently. The Indemnities shall, at their option and expense, have the right to participate in any defense undertaken by the Indemnifying Party with legal counsel of their own selection. No settlement or compromise of any claim which may result in a Deficiency may be made by the Indemnifying Party without the prior written consent of the Indemnities unless: (A) prior to such settlement or compromise the Indemnifying Party acknowledges in writing its obligation to pay in full the amount of the settlement or compromise and all associated expenses; and (B) the Indemnities are furnished with security reasonably satisfactory to the Indemnities that the Indemnifying Party will in fact pay such amount and expenses. No settlement or compromise of any claim which acknowledges any liability for a violation of law, or purports to impose any non-monetary obligation on the indemnified party may be entered into without such party's consent .

                    (b) In the event that the Indemnities assert the existence of any Deficiency against the Indemnifying Party, they shall give written notice to the Indemnifying Party of the nature and amount of the Deficiency asserted. If within fifteen days after the giving of the written notice by the Indemnities the Indemnifying Party does not provide written notice to the Indemnities that the Indemnifying Party intends to contest the assertion by the Indemnities (such notice by the Indemnifying Party being hereinafter referred to as the "Contest Notice"), such assertion of the Indemnities shall be deemed accepted and the amount of the Deficiency shall be deemed established. In the event, however, that a Contest Notice is given to the Indemnities within said 15-day period, then the contested assertion of a Deficiency shall be settled by arbitration to be held in Albuquerque, New Mexico, in accordance with the Commercial Rules of the American Arbitration Association then existing. The determination of the arbitrator shall be delivered in writing to the Indemnifying Party and the Indemnities and shall be final, binding and conclusive upon all of the parties hereto, and the amount of the Deficiency, if any, determined to exist, shall be deemed established.

                    (c) The Indemnities and the Indemnifying Party may agree in writing, at any time, as to the existence and amount of a Deficiency, and, upon the execution of such agreement such Deficiency shall be deemed established.

               5.5  Payment of Deficiencies. The Indemnifying Party hereby
                    -----------------------
agrees to pay the amount of established Deficiencies within fifteen days after the establishment thereof. The amount of established Deficiencies shall be paid in cash. Any amounts not paid by the Indemnifying Party when due under this Section shall bear interest from and after the due date thereof until the date paid at a rate equal to the lesser of: (a) ten percent (10%) per annum; or (b) the highest legal rate permitted by applicable law. At the option of the Indemnities, the Indemnities may offset any Deficiency or any portion thereof that has not been paid by the Indemnifying Party to the Indemnities against any obligation the Indemnities, or any of them, may have to the Indemnifying Party.

               5.6  Legal Expenses. As used in this Article 5, the term "Legal
                    --------------
Expenses" shall mean any and all reasonable fees (whether of attorneys, accountants or other professionals), costs and expenses of any kind reasonably incurred by any person identified herein and its counsel in investigating, preparing for, defending against, or providing evidence, producing documents or taking other action with respect to any threatened or asserted claim.


                                  ARTICLE VI

                                 MISCELLANEOUS


               6.1  Expenses. Each party hereto shall bear all of its expenses
                    --------
incurred in connection with the transactions contemplated by this Agreement, including without limitation, accounting and legal fees incurred in connection herewith; provided, however, that Seller shall bear any sales or transfer taxes
          -----------------
arising from the transfer of the Assets to Buyer.

               6.2  Remedies Cumulative. The remedies provided in this Agreement
                    -------------------
shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against the other party hereto.

               6.3  Preservation of Records. Buyer covenants that it will
                    -----------------------
preserve and make available (including the right to inspect and copy) to Seller, its attorneys and accountants, for a reasonable period of time from and after the Closing Date and during normal business hours, such of the books, records, files, correspondence, memoranda and other documents transferred with respect to the Assets pursuant to this Agreement as Seller may reasonably require in connection with any legitimate purpose.

               6.4  Non-Assignable Contracts. Nothing contained in this
                    ------------------------
Agreement shall be construed as an assignment or an attempted assignment of any contract which is by law non-assignable without the consent of the other party or parties thereto, unless such consent shall be given.

               6.5  Further Assurances. From time to time prior to, on and after
                    ------------------
the Closing Date, each party hereto will execute all such instruments and take all such actions as any other party, being advised by counsel, shall reasonably request, without payment of further consideration, in connection with carrying out and effectuating the intent and purpose hereof and all transactions and things contemplated by this Agreement, including without limitation the execution and delivery of any and all confirmatory and other instruments in addition to those to be delivered on the Closing Date, and any and all actions which may reasonably be necessary or desirable to complete the transactions contemplated hereby. The parties shall cooperate fully with each other and with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement.


                                  ARTICLE VII

                               GENERAL PROVISIONS


               7.1  Successors and Assigns. Except as otherwise expressly
                    ----------------------
provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

               7.2  Amendments; Waivers. The terms, covenants, representations,
                    -------------------
warranties and conditions of this Agreement may be changed, amended, modified, waived, discharged or terminated only by a written instrument executed by the party waiving compliance. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right of such party at a later date to enforce the same. No waiver by any party of any condition or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

               7.3  Notices. All notices, requests, demands and other
                    -------
communications required or permitted under this Agreement shall be in writing (which shall include notice by telex or facsimile transmission) and shall be deemed to have been duly made and received when personally served, or when delivered by Federal Express or a similar overnight courier service, expenses prepaid, or, if sent by facsimile, addressed as set forth below:

                    (a)  If to Seller then to:

                         NMMC, Inc.
                         c/o Nicola P. Ontiveros
                         5600 Wyoming N.E., Suite 150
                         Albuquerque, N.M.  87109
with a copy, given in the manner prescribed above, to:

                         Mark T. Lee, Esq.
                         Gray Cary Ware & Freidenrich
                         4365 Executive Drive, Suite 1600
                         San Diego, CA  92121

                    (b)  If to Buyer, then to:

                         Raeaca Corp.
                         c/o Ronald R. Baca
                         11735 Sky Valley Way N.E.
                         Albequerque, N.M.  87111


with a copy, given in the manner prescribed above, to:

                         _________________________
                         _________________________
                         _________________________
                         _________________________

Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section providing for the giving of notice.

               7.4  Captions. The captions of Articles and Sections of this
                    --------
Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

               7.5  Governing Law. This Agreement and all questions relating to
                    -------------
its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of New Mexico without giving effect to principles of conflicts of laws.

               7.6  Entire Agreement. This Agreement, the Exhibits and Schedules
                    ----------------
hereto and the other documents delivered hereunder constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements, understandings, inducements or conditions, express or implied, oral or written, relating to the subject matter hereof, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof.

               7.7  Execution; Counterparts. This Agreement may be executed in
                    -----------------------
any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

               7.8  Construction. The headings set forth in this Agreement are
                    ------------
for convenience only and shall not be used in interpreting the text of the section in which they appear. The parties acknowledge that each party and its counsel has reviewed and revised this Agreement and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or schedules hereto, or any documents executed in connection herewith.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized signatories, all as of the day and year first above written.


                                   BUYER:


                                   RAEACA CORP.


                                   By:  /s/ [ILLEGIBLE]
                                        ----------------------
                                   Its: President
                                        ----------------------


                                   SELLER:


                                   NMMC, INC.


                                   By:  /s/ [ILLEGIBLE]
                                        ----------------------
                                   Its: Secretary
                                        ----------------------

                       IRREVOCABLE STOCK OR BOND POWER

     For Value Received, the undersigned does (do) hereby sell, assign and transfer to

     NMMC, Inc.
--------------------------------------------------------------------------------

     5600 Wyoming NE, Suite 150
--------------------------------------------------------------------------------

     Albuquerque, NM 87109                              85-0345083
--------------------------------------------------------------------------------
                                           Social Security or Taxpayer ID Number

IF STOCK,     __________ shares of the _______ stock of ________________________
COMPLETE
THIS PORTION  represented by certificate(s) No(s). _____________ inclusive standing in the name of the undersigned on the books of said
              Company.

IF BONDS,     __________________________ bonds of  _____________________________
COMPLETE
THIS PORTION  __________________________________________________________________
              in the principal amount of $ _____ No(s). ____________ inclusive standing in the name of the undersigned on the books of said
              Company.

              The undersigned does (do) hereby irrevocably constitute and appoint

              ____________________________________________ attorney to transfer the said stock or bond(s) as the case may be, on the books of said Company, with full power of substitution in the premises.


                                      IMPORTANT: The signature(s) to this power
                                      must correspond with the ^??^ as written
                                      upon the face of the certificate(s) or
                                      bonds(s) in every particular without
       FOR OFFICE USE ONLY            alteration.
====================================
                                                Raeaca Corp.
  ____________________________        -----------------------------------------
 Title Which Appears On Certificate
                                      /s/ Ron. Baca       Ron Baca; President
  ____________________________        -----------------------------------------
 Title Which Appears On Certificate   (Person(s) Executing the Power ^????^
====================================
                                      Account No.  HI95B1106
                                                 ------------------------------
                                      Dated ___________________________________

                                 SCHEDULE 1.1
                                 ------------

                                  ASSET LIST

RAEACA ASSETS PURCHASED FROM NMMC


A/R - Commercial                         7,826.74

A/R - Bentree Revenue                    1,907.27

A/R - BRTL Wholesale                    80,944.41

A/R - Parallel Capital NM                4,524.38

A/R - Heartland Insurance                5,902.27

A/R - REIT                             335,259.65

A/R - Southern Pacific Funding          23,532.33

Investment - AIM Holdings, Inc.         49,351.37
                                       ----------
                                       509,248.42
                                       ==========

                                 SCHEDULE 1.3
                                 ------------

                         ALLOCATION OF PURCHASE PRICE

RAEACA ASSETS PURCHASED FROM NMMC


A/R - Commercial                         7,826.74

A/R - Bentree Revenue                    1,907.27

A/R - BRTL Wholesale                    80,944.41

A/R - Parallel Capital NM                4,524.38

A/R - Heartland Insurance                5,902.27

A/R - REIT                             335,259.65

A/R - Southern Pacific Funding          23,532.33

Investment - AIM Holdings, Inc.         49,351.37
                                       ----------
                                       509,248.42
                                       ==========